UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 31, 2011
Date of Report (Date of earliest event reported)

ONTECO CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-53104	51-0668045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19495 Biscayne Blvd. Suite 411 Aventura, Florida	33180
(Address of principal executive offices)	(Zip Code)

(305) 932-9795
 Registrant’s telephone number, including area code

N/A
Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 3. SECURITIES AND TRADING MATTERS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

Effective October 31, 2011, the Board of Directors of Onteco Corporation, a corporation organized under the laws of the State of Nevada (the “Corporation”) authorized the issuance of an aggregate 150,000 shares of Series A Preferred stock and an aggregate 70,000,000 shares of restricted common stock to Dror Svorai, its President/Chief Executive Officer and a member of the Board of Directors (“Svorai”). The Board of Directors had previously authorized the creation of 1,000,000 shares of preferred stock from the Corporation’s authorized capital. The Board of Directors further designated and authorized the issuance 150,000 shares of Series A Preferred Stock and 70,000,000 shares of common stock to Svorai for the period November 24, 2010 through November 23, 2011 based upon recognition of the outstanding services, leadership and innovative business operational strategies provided by Svorai and his continuous dedication and loyalty to the Company.

The shares of Series A Preferred stock carry certain rights and preferences, including voting rights consisting of ten thousand votes for each one shares of Series A Preferred stock. The shares of Series A preferredstock are convertible into shares of common stock on a one-to-one thousand share basis.

The 150,000 shares of Series A Preferred Stock were issued at a per share  price of $0.001 and the 70,000,000 shares of common stock were issued at a per share price of $0.001. The  shares of preferred stock and common stock were issued to Svorai as a United States resident in reliance on Section 4(2) and Regulation D promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”). Neither the shares of preferred stock nor the shares of common stock hve been registered under the Securities Act or under any state securities laws and may not be offered or sold without registration with the United States Securities and Exchange Commission or an applicable exemption from the registration requirements. Svorai acknowledged that the securities to be issued have not been registered under the Securities Act, that he understood the economic risk of an investment in the securities, and that he had the opportunity to ask questions of and receive answers from the Corporation’s management concerning any and all matters related to acquisition of the securities.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01  Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONTECO CORPORATION

DATE: November 2, 2011	By:	/s/ Dror Svorai
Name: Dror Svorai
President/Chief Executive Officer